Investor Presentation
Investor Presentation
(revised  9.9.13)
Steve Davis, Chairman and Chief Executive Officer
Steve Davis, Chairman and Chief Executive Officer
Paul DeSantis, Chief Financial Officer
Paul DeSantis, Chief Financial Officer
Scott Taggart, VP, Investor Relations
Scott Taggart, VP, Investor Relations
Exhibit 99.1

Safe Harbor Statement
Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995
Certain statements in this presentation that are not historical facts are forward-looking statements.  Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:
Negative publicity or litigation regarding allegations of food-related illness,
Failure to achieve and maintain positive same-store sales,
Changing business conditions, including energy costs,
Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company’s major markets
Competition in the restaurant and food products industries,
Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, health care costs, fuel and utility costs,
Changes in the cost or availability of acceptable new restaurant sites,
Adverse weather conditions in locations where we operate our restaurants,
Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures,
Consumer acceptance of our restaurant concepts in new geographic areas, and
Changes in hog and other commodity costs.
We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful.
Certain risks, uncertainties and assumptions are discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 26, 2013.  We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995.  It is impossible to predict or identify all such risk factors.  Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events.  Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted.  All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

The Company uses non-GAAP financial measures within this presentation.
These financial measures are used by management to monitor and evaluate the ongoing performance of the Company.  The Company believes that the additional measures are useful to investors for financial analysis.  However, non-GAAP measures are not in accordance with, nor are they a substitute for,
GAAP measures.
Please refer to the Company’s June 3, 2009, and June 5, 2013, Form 8-K filings for details and reconciliations concerning these adjustments.
Non-GAAP Financial Measures
Non-GAAP Financial Measures
3

GROWING OUR REGIONAL BRANDS INTO POWERFUL NATIONAL BRANDS
COMPANY FACT SHEET
FISCAL 2014 Q1
NASDAQ: BOBE
NEW RESTAURANTS
FY’14          4
FY’15E        up to 10
560 Restaurants
19 States
As of 7/26/13
38
8
3
17
48
REMODELS
FY’14E    228
AVERAGE UNIT VOLUME
$1.74 million (FY’ 13)
“Discover farm-fresh goodness”
FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Sides, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states, Ontario and Mexico
“Come see what’s cooking”
Bob Evans Farms, Inc. is comprised of two key business segments: Bob Evans Restaurants and BEF Foods. Bob Evans
Restaurants operates 560 full-service restaurants located in 19 states with a heavy concentration in the Midwest.  BEF
Foods produces and distributes refrigerated side dishes, pork sausage and a variety of refrigerated and frozen convenience food items through retail and food service channels.
.
60
16
21
3
2
31
23
7
4
190
51
38
8

28

5 Powerful Powerful NATIONAL NATIONAL BRANDS BRANDS Make Our Make Our REGIONAL REGIONAL BRANDS BRANDS

Source: IFMA Forecast & Outlook ‘82-’11
Technomic ‘12
Bob Evans is Well-Positioned to Capture
Both Grocery and Restaurant Consumption
Percent Dollars Spent Over Time
6
$12
Billion+
(The value of a
single share
point)
35%
40%
45%
50%
55%
60%
65%
82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12
Restaurant Grocery

Our Shareholder Value Creation Goal: 8 to 12 percent* annual long-term EPS growth 7 * assumes constant share count

A Track Record of Balanced Capital Allocation

Dividends
$270M
$270M
$401M
$401M
$110M
$110M
Share
Repurchases
Debt
Repayment
$163M
$163M
CapEx
Dividends
$52M
$52M
$30M
$30M
Share
Repurchases
$124M
$124M
Acquisition
CapEx
$63M
$63M
Fiscal 2008-2012 Fiscal 2013

Evolution of our Capital Allocation Strategy

After significant capital investment in fiscal 2014
($175-$200M), we expect to:
target a 3.0x debt/EBITDAR ratio, with additional
leverage capacity for restaurant incubator or bolt-on
foods acquisitions
reduce annual capital expenditures to maintenance
levels plus provision for future growth investments
increase free cash flow for share repurchase and
dividend programs

($ millions)
Share Repurchases
Capital Expenditures
2
Transforming our Company and
Rewarding Shareholders
1
For additional details concerning FY 2014 guidance, see the Company’s 1Q Fiscal 2014 earnings release dated August 19, 2013.
2
Note: excludes Mimi’s Café.
1
-$200
$69
$155
$5
$21
$19
$70
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
2007 2008 2009 2010 2011 2012 2013 2014E
$45
$64
$65
$41 $39
$81
$120
$175
175 $
$63
Restructuring/Rebuilding Transforming for Growth

($ millions)
Investing Efficiently with Prudent Debt Management
Net Debt
Capital Expenditures
1
Note: excludes Mimi’s Café.
$177
$276
$238
$173
$92
$100
$193
$45
$64
$65
$41
$39
$81
$120
$0
$50
$100
$150
$200
$250
$300
2007 2008 2009 2010 2011 2012 2013
Restructuring/Rebuilding Transforming for Growth
1

Annual Dividend has Doubled Since FY 2009
101% Increase
(quarterly dividend raised to $0.31 as of
August 19, 2013/$1.24 annually)
12
$0.60
$0.68
$0.78
$0.95
$1.075
$1.205
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014E

Mimi’s Café Divestiture Improves Adjusted
Operating Margin Profile
FY 2004 (pre-Mimi’s) FY 2013
1
FY 2014 Guidance
2
1
2
13
BER BEF Consol
Mimi’s
8.2%
8.8%
6.6%
-2.3%
7.8-8.3%
8.5-9.0%
8.0-8.5%
9.7%
8.2%
9.5%
BER BEF Consol
BER BEF Consol
FY 2013 adjusted operating margin is a non-GAAP measure and includes  $149.5 million of non-GAAP adjustments comprised of  $5.1 million, $168.3 million, and -$23.9 million, for Bob
Evans Restaurants, BEF Foods, and Mimi’s Café, respectively.
For additional details concerning FY 2014 guidance, see the Company’s 1Q Fiscal 2014 earnings release dated August 19, 2013.

Key Components of 8-12%* Long Term Annual
Adjusted EPS Growth Guidance

ERP implementation
S, G & A optimization
refinancing/interest reduction
Avg. Annual Net
Sales Growth:
Margin Innovation:
(300-350 basis point
improvement)
* assumes constant share count
3.0% to 3.5%
6.0% to 7.0%
workforce management
food cost optimization
menu management
FFR 2.0
plant optimization
implement Lean
manufacturing w/side
dish production
transformational systems
upgrades
up to 10 new restaurants
annually beginning FY
2015
refrigerated side dish and
food service products to
drive growth

FY 2018E

FY 2014 Guidance
2
1
7.8-8.3%
8.5-9.0%
8.0-8.5%
Transformations Drive Estimated Five Year 300-350
Adjusted Operating Margin Basis Point Improvement
BER BEF Consol
Mimi’s
8.2%
8.8%
1
6.6%
-2.3%
FY 2013
1
11.2-11.7%
11.8-12.3%
11.5-12.0%
1
2
FY 2013 adjusted operating margin is a non-GAAP measure and includes  $149.5 million of non-GAAP adjustments comprised of  $5.1 million, $168.3 million, and -$23.9 million, for Bob Evans Restaurants, BEF Foods, and Mimi’s Café, respectively.
For additional details concerning FY 2014 guidance, see the Company’s 1Q Fiscal 2014 earnings release dated August 19, 2013.
BER BEF Consol BER BEF Consol

Business Segments (FY 2013) 16 26% * 74% * * Excludes Mimi’s Café segment (sold 2-15-13)

17 “Come see what’s cooking ” 560 restaurants in 19 states as of 7/26/13 Full-service family restaurants featuring a wide variety of menu items for both on-and-off premise dining TM

Net Sales (FY 2013) $981 million (74% of total
*
)
Average Annual Unit Sales (FY 2013)  $1.74 million
Overview:  Bob Evans Restaurants
ALL THREE DAY PARTS SERVED (1Q FY 2014)
Breakfast
Lunch
Dinner
18
33%
36%
31%
Avg. Dine-In Guest Check/Per Guest (1Q FY 2014)  $18.11/$9.04
Average Carryout Check (1Q FY 2014)  $14.60
* Excludes Mimi’s Café segment (sold 2-15-13)

Build bench strength and staffing
to enable profitable expansion
Drive profitable guest counts – dine-in and
off-premise (bakery, carryout, and catering)
Improve controllable expenses: Cost of Sales,
Cost of Labor, Direct Operating Expenses
Elevate the guest experience through
execution of “Best for My Guest” programs
Complete Farm Fresh Refresh remodels and
prepare for accelerated new restaurant growth
FY 2014: Vital Few Priorities

Accelerated Farm Fresh Refresh Program
Complete by FY2014

Approximate % of Chain Remodeled by Fiscal Year
ROI approximately 20%
SSS% outperformance
vs. non-remodeled
restaurants
5%
20%
100%
56%
(32 units) (87 units) (195 units) (228 units*)
FY11 FY12 FY13 FY14E
* Excludes six large-format “general store” locations that will not be remodeled.

Farm Fresh Refresh: Consistent Outperformance 21 Farm Fresh Refresh Outperformance vs. Non-remodeled Restaurants

* 40% sales flow-through assumed
Farm Fresh Refresh Financial Impact
Improves Free Cash Flow in FY2015
-$2.7
-$5.9
-$6.8
22
# of remodels
195 0 87 228
Impact
to P&L
($ millions)
-$1.1
-$2.5
-$3.0
-$1.6
-$3.4
-$3.8
$0.0
FY2012 FY2013 FY2014E FY2015E
Closed Day Sales Impact* Pre -opening Expense*
* Includes incremental repair and maintenance expense associated with remodel construction.

Bob Evans’ Off-Premise Opportunity

Annual Consumption of Restaurant Meals (per capita)
Source: NPD Group - 12 months ending 3/31/13
Dine-In
39%
Off-Premise
61%
QSR
74%
FULL
SERVICE
15%
FAMILY
SEGMENT
9%

Farm Fresh Refresh:
Enabling an Aggressive
Off-Premise Strategy
2013
87.7%
11.1%
0.5%
0.7%
100.0%
2018E
~75%
100.0%
25%
25%
2009
90.1%
7.9%
0.0%
2.0%
100.0%
Total off-premise sales to reach 25% of sales mix by fiscal 2018.
Total off-premise sales to reach 25% of sales mix by fiscal 2018.
Total off-premise sales to reach 25% of sales mix by fiscal 2018.
24
Dine-in
Carryout
Catering
Retail
Total
Bakery
Bakery
(embedded in dine-in
and carryout sales
mix above)
0.6%
1.4%
~7%

Off-Premise Sales Layers 25 FY 2013 Growth / Mix 30.5% / 1.4% BAKERY CATERING FY 2013 Growth / Mix 20.4% / 0.5% CARRYOUT FY 2013 Growth / Mix 7.4% / 11.1%

27
Bold Goal: Drive Off-Premise to 25% of Sales Mix
Off-Premise Sales Mix and Growth % by Year
Off-Premise Sales Mix and Growth % by Year
Sales Mix Growth %
Catering/Carryout
Bakery
Family Meals to Go
8.0%
7.5%
6.5%
7.0%
8.5%
9.0%
9.5%
12.0%
11.5%
11.0%
10.5%
10.0%
2006 2007 2008 2009 2010 2011 2012 2013
+8.6% +8.6%
+5.3% +5.3%
+8.5% +8.5%
+3.9% +3.9%
+0.6% +0.6%
+15.4% +15.4%
+12.9% +12.9%
+7.9% +7.9%

BER Bakery: A Sales Layer with $75M+ Potential

Surprise & Delight
Bread Expansion Pie Reinvention
Innovation
Incorporating a variety of elements to achieve estimated weekly bakery sales of $2,500 per restaurant by FY 2018.
Farm Fresh Refresh

$5 Platform: A Sales Layer with $40M+ Potential 28 Making Bob Evans a destination for home meal replacement. $2,000 $1,500 $1,000 $500 $0 2012 2013 2014E 2015E 2016E 2017E 2018E

Dine-In Value Sales Layers

BREAKFAST
The Farmer’s Choice
Breakfast currently drives
~ $48 million / 4.9%
of annual revenue.
DINNER
3-Course Dinners
currently drive
~$70 million / 7.2%
of annual revenue.
LUNCH
$6.99 Lunch Combos
currently drive
~ $31 million / 3.2%
of annual revenue.

Beverages: A $20M+ Incremental Sales Opportunity

Executing a multi-faceted beverage platform to
achieve 90% beverage incidence by FY 2018.
76%
78%
80%
82%
84%
86%
88%
90%
92%
FY 2012 FY 2013 FY 2014E FY 2015E FY 2016E FY 2017E FY 2018E

Back of the House Improvements Required to
Drive Further Guest Satisfaction Gains
90
85
80
75
70
Overall Guest Satisfaction Speed of Service
90
85
80
75
70
FY10 FY11 FY12 FY13
82.7
84.4
88.0
88.4
31
83.1
83.0
77.9
71.7
Farm Fresh Refresh 2.0 Designed to Further Elevate the Guest
Farm Fresh Refresh 2.0 Designed to Further Elevate the Guest
Experience through Back of the House Upgrades
Experience through Back of the House Upgrades

NEW CONTIGUOUS MARKETS FILL-IN EXISTING MARKETS
Up to 4 new restaurants planned for FY 2014.
Up to 4 new restaurants planned for FY 2014.
Up to 10 new restaurants annually beginning FY 2015.
Up to 10 new restaurants annually beginning FY 2015.
Fort Smith, AR New Albany, IN
New Restaurant Opening Strategy

New Restaurant Prototype:  Finneytown, Ohio

Opening late
Opening late
September 2013
September 2013
Objectives:
Objectives:
Accentuate Farm
heritage
Leverage Farm Fresh
Refresh program
insights
Reduce building cost
through efficient
design
Test new “back-of-the-
house” technologies
and layouts

Bob Evans Express Licensing Opportunity
•
Partnering with AVI Food
Systems, Inc.
•
Increases brand
awareness in existing and
new geographies and new
venues
•
Popular favorites covering
all day parts
•
High quality menu to
ensure serving guests in a
quick manner
•
•
Partnering with AVI Food
Partnering with AVI Food
Systems, Inc.
Systems, Inc.
•
•
Increases brand
Increases brand
awareness in existing and
awareness in existing and
new geographies and new
new geographies and new
venues
venues
•
•
Popular favorites covering
Popular favorites covering
all day parts
all day parts
•
•
High quality menu to
High quality menu to
ensure serving guests in a
ensure serving guests in a
quick manner
quick manner
34
First location, BMW USA
manufacturing plant in Spartanburg,
SC, opened August 19, 2013

Driving Sales Across Multiple Digital Platforms
FY14 – Q1 Digital
BOBEVANS.COM BOBEVANS.COM
2,303,152 Visits  +10%  2,303,152 Visits  +10%
Email Database Email Database
923,271 Subscribers
923,271 Subscribers
Subscribers
+73,271 email names +73,271 email names
Online Ordering Online Ordering
105,292 Orders + 14% 105,292 Orders + 14%
Mobile Site Mobile Site
347,329 347,329
+22% +22%
YouTube Channel YouTube Channel
331,217 Video Views 331,217 Video Views

Social Media:  A Key of Our Digital Strategy
FY14 – Q1 Digital
Foursquare Foursquare
356,839 Check Ins 356,839 Check Ins
Facebook Facebook
234,448 Likes / + 17,748 Likes 234,448 Likes / + 17,748 Likes
36
Instagram Instagram
149 followers / +58 149 followers / +58
Twitter Twitter
8,954 Followers / + 754 8,954 Followers / + 754
Yammer Yammer
Internal Sales Blog Internal Sales Blog

37 “Discover farm-fresh goodness ” TWO BRANDS distinct geographic strengths TM

Overview:  BEF Foods

FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Side Dishes, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states, Ontario and Mexico sausage sales mix (all categories):  43%
sausage sales mix (all categories):  30%
Side Dishes
Other
Frozen
Sausage
14%
36%
29%
Food Service
14%
7%
FY 2009 Sales Mix (pounds)
Side Dishes
Other 3%
Frozen 5%
Food
Service
Sausage
29%
24%
39%
FY 2013 Sales Mix (pounds)
Net Sales (FY’13) $349 million
Net Sales (FY’13) $349 million
26% of
26% of total
(excluding Mimi’s Café Segment)

Expand “in-source” supplier relationships for the
restaurant segments and the food service industry
Drive sales through new authorizations
and new product innovations
Drive margin expansion through Lean efficiencies
Optimize our plant and distribution network
Drive best-in-class ROIC
FY 2014: Vital Few Priorities

Number of Grocery Stores Carrying at least
one BEF Foods’ Product SKU

GOAL
Significant Growth as We Increase Number
of Items Sold (i.e. the “Top 20 Items”)
Average # of
Product SKUs
per Location
~12
~12
12,000
30,000+
40,000
2005 2013 2015E

Drive to 40,000 – Building from a Solid Foundation 41 30,000 Stores and Growing!

1 FY 2009, FY 2012, and FY 2013 adjusted operating income are non-GAAP measures and include non-GAAP adjustments of  $0.4 million, ($0.8) million and $168.3 million, respectively. For additional detail concerning these adjustments, see registrant’s June 3, 2009, and June 5, 2013, Form 8-K filings. For additional details concerning FY 2014 guidance,  see the Company’s 1Q Fiscal 2014 earnings release dated August 19, 2013.
42
FY 12
No Mitigation
Launched lean mfg. program
Transitioned from DSD
to warehouse
Expanded side dish products
(Kettle Creations acquisition)
Optimized sausage plant
network
Avg
Sow
Cost
BEF Foods Transformations Offset
$20-$25 Million Estimated Impact in Fiscal 2014
$61.58
$44.93 $53.87 $65-$70
$16.0
$2.4
$19.7
$30.8
$32.3 - $36.0
FY 09 FY 12 FY 13 FY 14E
Adjusted Operating Income ($ millions)
1

Kettle Creations Plant Expansion Drives
Vertical Integration
• Accelerated product
innovation
• Proprietary manufacturing
capability
• Opportunities to drive food
service business during off-
peak production
• Profitable growth reduces
reliance on sausage business
•
•
Accelerated product
Accelerated product
innovation
innovation
•
•
Proprietary manufacturing
Proprietary manufacturing
capability
capability
•
•
Opportunities to drive food
Opportunities to drive food
service business during off-
service business during off-
peak production
peak production
•
•
Profitable growth reduces
Profitable growth reduces
reliance on sausage business
reliance on sausage business
October 2013 completion
October 2013 completion

•
Adds 60,000 sq. feet to
facility
•
165,000 total sq. feet after
expansion
•
Two new 57,000 sq. foot
production lines, with a third
to be added later
•
•
Adds 60,000 sq. feet to
Adds 60,000 sq. feet to
facility
facility
•
•
165,000 total sq. feet after
165,000 total sq. feet after
expansion
expansion
•
•
Two new 57,000 sq. foot
Two new 57,000 sq. foot
production lines, with a third
production lines, with a third
to be added later
to be added later
44
Sulphur Springs Plant Expansion Enables
Sales Growth and New Distribution
October 2013 completion
October 2013 completion

SALES AND PROFIT GROWTH STRATEGIES
Our Initiatives are Expected to Drive 300 – 350
Basis Points of Margin Improvement by FY 2018
45
Growth investments must generate a blended return exceeding our 12% cost of capital.
Drive top line through sales and value layers, Farm Fresh Refresh remodels, and new restaurants in core and new markets.
Invest in organic and inorganic growth opportunities to capitalize on strong returns generated by this segment.
Drive sales growth and brand awareness through transformational investments and cross-segment strategies, including:  cross-marketing, additional in-sourcing, and product development between Bob Evans Restaurants and
BEF Foods.  Also, achieve margin improvement through implementation of
Lean operating principles to drive cost innovation across the organization.
Bob Evans Restaurants:
BEF Foods:
Corporate Synergies:

300-350 Basis Point Margin Improvement
Backed by Past Productivity Performance

Fiscal Yr. Fiscal Yr.
2013 2009
Consolidated Cost of Sales
30.3%
30.7%
Consolidated Op. Wages
31.7% 34.1%
Total Prime Costs
62.0% 64.8%
Sources of Recent Cost
Savings Initiatives Reflect
Enterprise-Wide Focus on
Productivity
supply chain
cost of sales
labor
Improvement
40bps
240bps
280bps
Categorization of cost savings initiatives
reflects company estimates.
23%
23%
54%

Proactively Addressing Headwinds to Achieve
8 to 12% Long-Term Annual EPS Growth

•
Health Care Costs
•
Commodity Costs
•
ERP Implementation
• Depreciation (from growth projects)
•
Minimum Wage Increases
•
Carryover Costs from Mimi’s Café
Divesture
Headwinds
Headwinds
•
Continued Supply Chain Optimization
•
Enhanced Restaurant Workforce
Management Systems
•
Continued Back-of-the-House
Optimization
•
Interest Expense Savings from Debt
Restructuring
•
BEF Foods’ Plant Consolidation
(announced  May 2012)
•
Company-wide Adoption of Lean
Management Principles
Offsets
Offsets

Future Initiatives to Offset Further
Headwinds

•
New Restaurant Prototype
•
Farm Fresh Refresh “2.0” – Back-of-the-House Redesign
•
Acquisitions
Other Projects:
Other Projects:
•
Marketing Spending (Bob Evans Restaurants & BEF Foods)
•
Menu Optimization (Bob Evans Restaurants)
•
Trade Spending (BEF Foods)
•
SKU Rationalization (BEF Foods)
Optimization
Optimization
Projects
Projects
Enabled
Enabled
by
by
ERP:
ERP:

FY 2014 Outlook FY 2014 Outlook 49

FY 2014 Outlook

$2.60 to $2.67
Earnings Per Share:
• Same-store sales up 1.0 to 2.0 percent; net sales up 1.5 to 2.5 percent
• ~228 Farm-Fresh Refresh remodels; up to 4 new restaurants
• Commodity inflation of 3.0 to 4.0 percent
• Operating margins of 7.8 to 8.3 percent
Key Assumptions*:
• Overall net sales of $380 to $400 million
• Sales growth driven by new product introductions and distribution gains in both retail and food service channels
• Average sow costs of $65-$70 per hundredweight
• Operating margins of 8.5 to 9.0 percent
• Net sales of approximately $1.4 billion
• Depreciation and amortization of $70 to $80 million
• Net interest expense of $3.0 to $4.0 million
• Effective tax rate of approximately 31 to 33 percent
• Diluted weighted average annual share count of 27.6 million
• Capital expenditures of approximately $175 to $200 million
* For further detail concerning fiscal 2014 earnings guidance, refer to the company’s 1Q fiscal 2014 earnings release issued August 19, 2013, available at the Company’s website at http://www.bobevans.com/investors/news.aspx, or within the Company’s August 19, 2013, Form 8-K filing.

51 Appendix

Restaurant Remodels 52 Original Exterior Design New Exterior Design

Restaurant Remodels 53 Original Center Entrance New Center Entrance

Restaurant Remodels 54 New Counter New Expanded Dining Room

Restaurant Remodels 55 “Taste of the Farm ” Retail and Carryout Areas Designed to Drive Sales Layers with On-Brand Offerings ® New Carryout New Bakery